SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                    FORM 8K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2005

                       PITTSBURGH & WEST VIRGINIA RAILROAD
              (Exact name of registrant as specified in its charter)

       Pennsylvania                                            25-6002536
(State of organization)              (I.R.S. Employer Identification No.)

#2 Port Amherst Drive, Charleston, WV                          25306-6699
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (304) 926-1124

Section 1	REGISTRANT'S BUSINESS AND OPERATIONS

                There were no changes in the business of registrant.

Section 2	FINANCIAL INFORMATION

                There were no changes in the financial information.

Section 3	SECURITIES AND TRADING MARKETS

                There were no changes.

Section 4       MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

                There were no changes in the Registrant's Accountants or statements.

Section 5	CORPORATE GOVERNANCE AND MANAGEMENT

                Item 5.02  Departure of Directors or Principal Officers:
                           Election of Directors; Appointment of Principal Officers.

                Item 5.02 ( b) As of December 9, 2005, Charles T. Jones
                               resigned as President.

                Item 5.02 ( c) The Trustees elected Herbert E. Jones, III,(56), currently a Trustee, to fill the unexpired term as President until the next Annual meeting. There is no employment contract nor remuneration. Herbert E. Jones, III is the son of Herbert E. Jones, Jr. who also serves as a Trustee. Herbert E. Jones, III is a Professional Musician and Businessman.

Section 6	ASSET-BACKED SECURITIES

                There were no asset-backed securities.

Section 7	REGULATION FD

                There were no disclosures required pursuant Regulation FD.


Section 8	OTHER EVENTS

                There were no other events.

Section 9	FINANCIAL STATEMENTS AND OTHER EXHIBITS

                There were no changes to financial statements or other exhibits.

                                  SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


By: /s/ Robert A. Hamstead
	Robert A. Hamstead
	Vice President and Secretary-Treasurer

	Date:  December 9, 2005